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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                                 MARCH 10, 2000

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                             CELLNET FUNDING, L.L.C.

             (Exact name of registrant as specified in its charter)



               DELAWARE          COMMISSION FILE NUMBER:     94-3298620
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)       000-21409         Identification Number)


                                125 SHOREWAY ROAD
                          SAN CARLOS, CALIFORNIA 94070
          (Address of principal executive offices, including zip code)

                                  (650) 508-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

         As previously reported, on February 4, 2000, CellNet Funding, L.L.C. ("Funding") and its parent company, CellNet Data Systems, Inc. ("CellNet"), together with other affiliated entities (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. sections 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware -- IN RE CELLNET DATA SYSTEMS, INC., ET AL., DEBTORS, Chapter 11, Case No. 00-00844 (PJW). The directors and officers of the Debtors are expected to remain in possession during the proceedings, subject to the supervision and orders of the Court.

         Debtors filed their petitions pursuant to a proposal letter (the "Proposal Letter") and an attached summary of terms of an agreement (the "Summary of Terms") with Schlumberger Limited ("Schlumberger") pursuant to which Schlumberger, or an entity designated by it, would acquire all or substantially all of the assets and business operations of the Debtors and certain specified liabilities related thereto. On March 3, 2000, Schlumberger Resource Management Services, Inc. (as "Purchaser") and Schlumberger Technology Corporation (its parent company), each affiliates of Schlumberger, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of March 1, 2000 with certain of the Debtors including CellNet (as "Sellers") and Funding (for the limited purposes set forth in the Asset Purchase Agreement). The Asset Purchase Agreement contains the definitive terms under which the Purchaser would acquire from the Sellers all or substantially all of the assets and business operations of the Debtors and certain specified liabilities related thereto. The Asset Purchase Agreement is intended to carry out the provisions contained in the Proposal Letter and Summary of Terms, copies of which have been previously filed with Funding's Report on Form 8-K dated February 7, 2000 under Item 7 (c). A copy of the Asset Purchase Agreement has been filed with the United States Bankruptcy Court for the District of Delaware. A copy of the Asset Purchase Agreement, without schedules and exhibits, is attached as an exhibit to this Report on Form 8-K under Item 7 (c).

         On March 9, 2000, the parties to the Asset Purchase Agreement entered into a First Amendment to Asset Purchase Agreement (the "First Amendment") to effect certain minor changes therein. A copy of the First Amendment is attached as an exhibit to this Report on Form 8-K under Item 7(c).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)      Exhibits.

     99.1     Asset Purchase Agreement dated as of March 1, 2000.

     99.2     First Amendment to Asset Purchase Agreement dated as of March
              9, 2000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CellNet Funding, L.L.C. (Registrant)
     Date: March 10, 2000             By: Cellnet Data Systems, Inc., Manager

                                      David L. Perry
                                      Vice President and Secretary